UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K/A
___________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2022 (April 8, 2022)
___________________________

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)
___________________________

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Cable One, Inc. (the “Company”) filed with the Securities and Exchange Commission on April 12, 2022 and dated as of April 8, 2022 (the “April 12th 8-K”).

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the April 12th 8-K, on April 11, 2022, the Board of Directors (the “Board”) of the Company appointed Todd M. Koetje, the Company’s Senior Vice President, Business Development and Finance, to succeed Steven S. Cochran as the Company’s next Chief Financial Officer, effective July 1, 2022. On May 19, 2022, in connection with such appointment, the Compensation and Talent Management Committee of the Board approved (i) an increase to Mr. Koetje’s 2022 base salary from $280,500 to $300,000 effective as of July 1, 2022 (the “Amended Base Pay”); and (ii) an increase to Mr. Koetje’s target payout under the Company’s 2022 Annual Executive Bonus Plan to 90% of the Amended Base Pay.

At the Company’s 2022 Annual Meeting of Stockholders held on May 20, 2022 (the “Annual Meeting”), the Company’s stockholders approved the Cable One, Inc. 2022 Omnibus Incentive Compensation Plan (the “2022 Plan”). The 2022 Plan had been previously approved, subject to stockholder approval, by the Board on March 28, 2022. A summary of the material terms and conditions of the 2022 Plan and awards thereunder is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2022 (the “Proxy Statement”) under “Proposal 5: Approval of the Cable One, Inc. 2022 Omnibus Incentive Compensation Plan,” which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2022 Plan, which is included as Exhibit 10.1 to this current report and incorporated herein by reference. The forms of award agreements under the 2022 Plan for awards to the Company’s directors or executive officers are included as Exhibits 10.2 through 10.7 hereto and incorporated herein by reference.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Board, approved a proposal to approve the Company’s Amended and Restated Certificate of Incorporation (the “Amended Charter”), as amended and restated to reduce the requirement in the Company’s existing Amended and Restated Certificate of Incorporation that the affirmative vote of the holders of 66 2/3% of the combined voting power shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws of the Company to a majority of the combined voting power standard. On May 23, 2022, the Amended Charter was filed with the Secretary of State of the State of Delaware, and it became effective on such date.

On May 23, 2022, the Company’s Amended and Restated By-laws were also amended and restated effective as of such date to reduce the requirement in such By-laws that the affirmative vote of the holders of 66 2/3% of the combined voting power shall be required for stockholders to adopt, amend, alter or repeal any provision of the By-laws of the Company to a majority of the combined voting power standard (as amended and restated, the “Amended Bylaws”).

This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Charter and the Amended Bylaws, included as Exhibits 3.1 and 3.2 to this current report and incorporated herein by reference.

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 20, 2022, the Company held the Annual Meeting. The following is a summary of the final voting results for each matter presented to stockholders at the Annual Meeting. The proposals related to each matter are described in detail in the Proxy Statement.

Proposal No. 1: Election of Directors

At the Annual Meeting, the Company’s stockholders voted upon the election of seven director nominees, each to hold office until the 2023 Annual Meeting of Stockholders and until their respective successor is elected and qualified. The votes were cast for each nominee as set forth below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Brad D. Brian	5,184,655	188,804	1,424	176,580
Thomas S. Gayner	3,075,181	2,298,343	1,369	176,580
Deborah J. Kissire	5,280,508	93,128	1,257	176,580
Julia M. Laulis	5,227,791	144,972	2,130	176,580
Thomas O. Might	5,313,680	59,847	1,366	176,580
Kristine E. Miller	5,272,971	99,141	2,781	176,580
Katharine B. Weymouth	3,292,198	2,081,488	1,207	176,580

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,527,812	15,972	7,689	-

Proposal No. 3: Advisory Vote to Approve Compensation of Named Executive Officers for 2021

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers for 2021, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,188,954	133,974	51,965	176,580

Proposal No. 4: Approval of Amended and Restated Certificate of Incorporation

The Company’s stockholders approved amending and restating the Company’s Amended and Restated Certificate of Incorporation to reduce the requirement that the affirmative vote of the holders of 66 2⁄3% of the combined voting power be required to adopt, amend, alter or repeal any provision of the Company’s By-laws to a majority of the combined voting power standard, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,321,892	3,906	49,095	176,580

Proposal No. 5: Approval of the Cable One, Inc. 2022 Omnibus Incentive Compensation Plan

The Company’s stockholders approved the 2022 Plan, as set forth below:

For	Against	Abstain	Broker Non-Votes
5,230,697	94,479	49,717	176,580

Item 9.01.         Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Cable One, Inc.
3.2	Amended and Restated By-laws of Cable One, Inc.
10.1	Cable One, Inc. 2022 Omnibus Incentive Compensation Plan
10.2	Form of Non-Employee Director Restricted Stock Unit Award Agreement (Annual Grants – 2022 Plan)
10.3	Form of Non-Employee Director Restricted Stock Unit Award Agreement (Grants in lieu of cash fees – 2022 Plan)
10.4	Form of Executive Service-Based Four-Year Proportional Vest Restricted Stock Award Agreement (2022 Plan)
10.5	Form of Executive Service-Based Three-Year Cliff Vest Restricted Stock Award Agreement (2022 Plan)
10.6	Form of Executive Stock Appreciation Right Award Agreement (2022 Plan)
10.7	Form of Performance-Based Restricted Stock Award Agreement (2022 Plan)
104	The cover page of this Current Report on Form 8-K/A, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 25, 2022